UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2016

DONALDSON COMPANY, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-7891	41-0222640
(State of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

1400 West 94th Street, Minneapolis, MN 55431
(Address of principal executive offices) (Zip Code)

(952) 887-3131
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

Donaldson Company, Inc. (the “Company”) held its 2016 Annual Meeting of Stockholders on November 18, 2016, at the Company’s Corporate Offices, Campus West, 2001 West 94th Street, Minneapolis, Minnesota 55431. The Company’s stockholders voted on each of the two proposals detailed in the Company’s 2016 Proxy Statement.

Item 1

The Company’s stockholders elected four individuals to the Board of Directors as set forth below:

	FOR	WITHHELD	BROKER NON-VOTE
Michael J. Hoffman	103,686,274	8,135,015	14,186,288
Douglas A. Milroy	104,053,184	7,768,105	14,186,288
Willard D. Oberton	111,198,961	622,328	14,186,288
John P. Wiehoff	100,203,040,	11,618,249	14,186,288

Item 2

The Company’s stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending July 31, 2017 as set forth below:

FOR	AGAINST	ABSTAIN
123,291,232	2,531,083	185,262

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DONALDSON COMPANY, INC.

Date:	November 18, 2016	By:	/s/ Amy C. Becker
Amy C. Becker Vice President, General Counsel and Secretary